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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 12, 2001

ADAPTEC, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15071	94-2748530
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

691 S. Milpitas Boulevard
Milpitas, CA 95035
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (408) 945-8600

(Former name or former address, if changed since last report)

Item 5. Other Events

    In a press release dated May 1, 2001, Adaptec, Inc. (the "Company") announced that the Securities and Exchange Commission declared effective the Roxio, Inc. ("Roxio") Form 10 Registration Statement for the Roxio shares to be distributed by the Company, and provided additional information regarding the spin-off. The May 1, 2001 press release is attached as Exhibit 99.1 to this Form 8-K, and is incorporated herein by this reference.

    Previously, in a press release dated April 12, 2001, the Company announced that its Board of Directors approved a dividend of Roxio common stock to the Company's stockholders of record on April 30, 2001. The April 12, 2001 press release is attached as Exhibit 99.2 to this Form 8-K, and is incorporated herein by this reference.

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits

  The following exhibits are filed herewith:

Exhibit Nos.	Description of Exhibits
99.1	Press Release dated May 1, 2001
99.2	Press Release dated April 12, 2001

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAPTEC, INC.
Date: May 4, 2001	By:	/s/ KENNETH B. AROLA Kenneth B. Arola Vice President and Corporate Controller (principal accounting officer)

EXHIBIT INDEX

Exhibit Nos.	Description of Exhibits
99.1	Press Release dated May 1, 2001
99.2	Press Release dated April 12, 2001

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX